       As filed with the Securities and Exchange Commission on May 21, 2002
                                                  Registration No. 333-_________
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ---------------

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               CYTYC CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                Delaware                                  02-0407755
--------------------------------------------------------------------------------
    (State or other jurisdiction of                  (I.R.S. Employer
    incorporation or organization)                   Identification No.)

                    85 Swanson Road, Boxborough, MA  01719
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                ---------------

                                1995 Stock Plan
--------------------------------------------------------------------------------
                           (Full Title of the Plan)

                                ---------------

                              PATRICK J. SULLIVAN
                     President and Chief Executive Officer
                               Cytyc Corporation
                                85 Swanson Road
                             Boxborough, MA  01719
                                (978) 263-8000
--------------------------------------------------------------------------------
                     (Name, Address and Telephone Number,
                  including Area code, of Agent For Service)

                                ---------------

                                   Copy to:

                           JONATHAN M. MOULTON, ESQ.
                             LAWRENCE A. GOLD, ESQ.
                        Testa, Hurwitz & Thibeault, LLP
                               High Street Tower
                                125 High Street
                          Boston, Massachusetts 02110
                                (617) 248-7000


                        CALCULATION OF REGISTRATION FEE

===================================================================================================================
 Title Of                                                  Maximum           Maximum
Securities                                  Amount        Offering          Aggregate           Amount of
   To Be                                    To Be         Price Per          Offering         Registration
Registered                              Registered(1)       Share             Price                Fee
-------------------------------------------------------------------------------------------------------------------
1995 STOCK PLAN                             600 (2)          $26.92       $     16,152.00      $     1.49
Common Stock (par value $.01 per          1,500 (2)          $26.30       $     39,450.00      $     3.63
share)                                   36,800 (2)          $25.75       $    947,600.00      $    87.18
                                         12,900 (2)          $27.40       $    353,460.00      $    32.52
                                         30,000 (2)          $25.70       $    771,000.00      $    70.93
                                         62,000 (2)          $24.70       $  1,531,400.00      $   140.89
                                          2,400 (2)          $22.40       $     53,760.00      $     4.95
                                         30,000 (2)          $24.06       $    721,800.00      $    66.41
                                         14,000 (2)          $24.05       $    336,700.00      $    30.98
                                          9,000 (2)          $23.84       $    214,560.00      $    19.74
                                         15,000 (2)          $23.42       $    351,300.00      $    32.32
                                          6,900 (2)          $22.96       $    158,424.00      $    14.58
                                          4,500 (2)          $20.03       $     90,135.00      $     8.29
                                          1,350 (2)          $21.65       $     29,227.50      $     2.69
                                          3,000 (2)          $21.07       $     63,210.00      $     5.82
                                         22,200 (2)          $20.69       $    459,318.00      $    42.26
                                         36,000 (2)          $20.18       $    726,480.00      $    66.84
                                          4,000 (2)          $21.51       $     86,040.00      $     7.92
                                         15,000 (2)          $22.25       $    333,750.00      $    30.71
                                         25,500 (2)          $23.45       $    597,975.00      $    55.01
                                          3,000 (2)          $23.00       $     69,000.00      $     6.35
                                          1,500 (2)          $24.04       $     36,060.00      $     3.32
                                         57,650 (2)          $23.31       $  1,343,821.50      $   123.63
                                        153,000 (2)          $23.88       $  3,653,640.00      $   336.13
                                      1,538,000 (2)          $24.46       $ 37,619,480.00      $ 3,460.99
                                          1,500 (2)          $23.94       $     35,910.00      $     3.30
                                          3,000 (2)          $24.22       $     72,660.00      $     6.68
                                         39,000 (2)          $23.92       $    932,880.00      $    85.82
                                         13,500 (2)          $24.74       $    333,990.00      $    30.73
                                         67,500 (2)          $25.56       $  1,725,300.00      $   158.73
                                         52,750 (2)          $27.52       $  1,451,680.00      $   133.55
                                         39,500 (2)          $25.58       $  1,010,410.00      $    92.96
                                         15,000 (2)          $25.11       $    376,650.00      $    34.65
                                         13,200 (2)          $25.28       $    333,696.00      $    30.70
                                          4,100 (2)          $24.97       $    102,377.00      $     9.42
                                          1,000 (2)          $25.27       $     25,270.00      $     2.32
                                         15,550 (2)          $23.90       $    371,645.00      $    34.19
                                          1,500 (2)          $15.73       $     23,595.00      $     2.17
                                          9,000 (2)          $15.29       $    137,610.00      $    12.66
                                      3,835,533 (3)          $16.05       $ 61,560,304.65      $ 5,663.55
TOTAL                                 6,197,433                --         $119,097,720.65      $10,956.99
===================================================================================================================

/(1)/ Pursuant to the terms of the 1995 Stock Plan of Cytyc Corporation (the
      "Company"), an additional 6,197,433 shares of Common Stock may be issued effective as of the first trading day of 2002 and such additional shares are registered hereby. Upon the filing and effectiveness of this Registration Statement on Form S-8, the total number of shares of Common Stock registered pursuant to the 1995 Stock Plan will be 26,841,329 shares.

/(2)/ Such shares are issuable upon exercise of outstanding options with fixed exercise prices. Pursuant to Rule 457(h), the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised. The offering price per share set forth for such shares is the exercise price per share at which such options are exercisable.

/(3)/ None of such shares are subject to outstanding options. The exercise price of such options shall be determined at the time of grant. Accordingly, pursuant to Rule 457(c) and Rule 457(h), the proposed maximum offering price of $16.05 per share, which is the average of the high and low prices of the Common Stock of the Company reported on the Nasdaq National Market on May 14, 2002, is set forth solely for purposes of calculating the filing fee.
================================================================================

   This Registration Statement registers additional securities of the same class as other securities for which the Company's Registration Statement on Form S-8 (File No. 333-2196), as filed with the Securities Exchange Commission (the "Commission") on March 8, 1996 relating to the Company's 1988 Stock Plan, 1989 Purchase Plan and 1995 Stock Plan, the Company's Registration Statement on Form S-8 (File No. 333-22675), as filed with the Commission on March 3, 1997 relating to the Company's 1995 Stock Plan, the Company's Registration Statement on Form S-8 (File No.333-59291), as filed with the Commission on July 17,1998 relating to the Company's 1995 Stock Plan, the Company's Registration Statement on Form S-8 (File No. 333-62925), as filed with the Commission on July 15, 1999 relating to the Company's 1995 Stock Plan, the Company's Registration Statement on Form S-8 (File No. 333-38644) as filed with the Commission on June 6, 2000 relating to the Company's 1995 Stock Plan, the Company's Registration Statement on Form S-8 (File No. 333-59172), as filed with the Commission on April 18, 2001, relating to the Company's 1995 Stock Plan, the Company's Registration Statement on Form S-8 (File No. 333-64360), as filed with the Commission on July 2, 2001 relating to the Company's 1995 Employee Stock Purchase Plan, the Company's Registration Statement on Form S-8 (File No. 333-64362), as filed with the Commission on July 2, 2001 relating to the Company's 2001 Non-Employee Director Stock Plan, the Company's Registration Statement on Form S-8 (File No. 333-75292), as filed with the Commission on December 17, 2001 relating to the 1998 Stock Plan of Pro Duct Health, Inc., are effective. Pursuant to General Instruction E Form S-8, the contents of the above-listed Registration Statements are hereby incorporated by reference.

                                    PART II
              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.    Incorporation of Documents by Reference.
           ---------------------------------------

     The Company previously registered under the Securities Act an aggregate of 20,643,896 shares of Common Stock offered pursuant to the 1995 Stock Plan pursuant to a Registration Statement on Form S-8 (File No. 333-2196) filed with the Commission on March 8, 1996, a Registration Statement on Form S-8 (File No. 333-22675) filed with the Commission on March 3, 1997, a Registration Statement on Form S-8 (File No. 333-59291) filed with the Commission on July 17, 1998, a Registration Statement on Form S-8 (File No. 333-82925) filed with the Commission on July 15, 1999, a Registration Statement on Form S-8 (File No. 333-38644) filed with the Commission on June 6, 2000, and a Registration Statement on Form S-8 (File No. 333-59172) filed with the Commision on April 18, 2001, all of which are incorporated in this Registration Statement by reference.

   The following documents filed with the Commission are incorporated by reference in this Registration Statement:

   (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act");

   (b) The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002 filed pursuant to the Exchange Act;

   (c) The Company's Current Reports on Form 8-K filed on December 14, 2001, as amended on February 12, 2002, February 5, 2002, February 20, 2002, March 15, 2002 and March 22, 2002, all filed pursuant to the Exchange Act; and

   (d) The section entitled "Description of Registrant's Securities to be Registered" contained in the Company's Registration Statement on Form 8-A, filed with the Commission pursuant to Section 12(g) of the Exchange Act on January 16, 1996.

   All documents subsequently filed with the Commission by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, after the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

   Any statement contained in any document incorporated, or deemed to be incorporated, by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Except as so modified or superseded, such statement shall not be deemed to constitute a part of this Registration Statement.

Item 8.  Exhibits
         --------

Exhibit No.  Description of Exhibit
-----------  ----------------------
    4 (1)    1995 Stock Plan, as amended

    5 (2)    Opinion of Testa, Hurwitz & Thibeault, LLP

 23.1 (2)    Consent of Arthur Andersen LLP

 23.2 (2)    Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5)

 24.1 (2) Power of Attorney (included as part of the signature page to this Registration Statement)
------------
(1) Incorporated by reference to Exhibit 4.8 of the Company's Registration Statement on Form S-8 (File No. 333-2196).

(2)  Filed herewith.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boxborough, Commonwealth of Massachusetts, on this 21st day of May, 2002.

                CYTYC CORPORATION


                By:  /s/ Patrick J. Sullivan
                     -------------------------------------
                     Patrick J. Sullivan
                     Vice Chairman, Chairman-elect and Chief Executive Officer

                        POWER OF ATTORNEY AND SIGNATURES

   We, the undersigned officers and directors of Cytyc Corporation, hereby severally constitute and appoint Patrick J. Sullivan and Robert L. Bowen, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, all pre-effective and post-effective amendments to this registration statement, and generally to do all things in our names and on our behalf in such capacities to enable Cytyc Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

   Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                  Capacity                                 Date
---------                  --------                                 ----

/s/ Patrick J. Sullivan    Chief Executive Officer,             May 21, 2002
-------------------------  Vice Chairman and Chairman-elect
Patrick J. Sullivan        of the Board (Principal Executive
                           Officer)



/s/ Robert L. Bowen        Vice President,                      May 21, 2002
-------------------------  Chief Financial Officer and
Robert L. Bowen            Treasurer (Principal Financial
                           and Accounting Officer)



/s/ Monroe E. Trout, M.D.  Chairman of the Board                May 21, 2002
-------------------------
Monroe E. Trout, M.D.



/s/ C. William McDaniel    Vice Chairman of the Board           May 21, 2002
-------------------------
C. William McDaniel



/s/ Sally W. Crawford      Director                             May 21, 2002
-------------------------
Sally W. Crawford

Signature                  Capacity                                 Date
---------                  --------                                 ----

/s/ William G. Little      Director                             May 21, 2002
-------------------------
William G. Little



/s/ Anna S. Richo          Director                             May 21, 2002
-------------------------
Anna S. Richo



/s/ Walter E. Boomer       Director                             May 21, 2002
-------------------------
Walter E. Boomer



/s/ Joseph B. Martin       Director                             May 21, 2002
-------------------------
Joseph B. Martin



/s/ William H. Longfield   Director                             May 21, 2002
-------------------------
William H. Longfield



/s/ Marc C. Breslawsky     Director                             May 21, 2002
-------------------------
Marc C. Breslawsky

                                 EXHIBIT INDEX
                                 -------------

    Exhibit        Description of Exhibit
    -------        ----------------------

      4 (1)        1995 Stock Plan

      5 (2)        Opinion of Testa, Hurwitz & Thibeault, LLP

   23.1 (2)        Consent of Arthur Andersen LLP

   23.2 (2)        Consent of Testa, Hurwitz & Thibeault, LLP (included in
                   Exhibit 5)

   24.1 (2) Power of Attorney (included as part of the signature page to this Registration Statement)
--------------------
(1) Incorporated by reference to Exhibit 4.8 of the Company's Registration Statement on Form S-8 (File No. 333-2196).

(2)  Filed herewith.